UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Nxt-ID, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Commencing October 10, 2021, Nxt-ID, Inc. (the “Company”) initiated a social media campaign (“Social Media Campaign”) on its Facebook, LinkedIn and Twitter pages, each dedicated to the Company’s upcoming Special Meeting of Stockholders scheduled to be held on Friday, October 15, 2021 (the “Special Meeting”), to remind the Company’s stockholders of the Special Meeting, and encourage them to vote on the proposals included in the Definitive Proxy Statement that the Company filed with the Securities and Exchange Commission (“SEC”) on September 17, 2021 (the “Definitive Proxy Statement”).

On October 11, 2021, the Company issued a press release (the “Release”), which included a letter distributed to the Company’s stockholders on October 7, 2021 from Chia-Lin Simmons, the Company’s Chief Executive Officer (the “CEO”) and a link to a video recorded by the CEO, regarding the Special Meeting. Also on October 11, 2021, the Company updated the information on the “Latest News” page on its website, https://www.votefornxt-id.com/ (the “Website”), dedicated to the Special Meeting, to include links to the aforementioned press release.

The information included in the website postings made by the Company in connection with the Social Media Campaign, as well as the Release and updated Website information, supplements the Definitive Proxy Statement and the Definitive Additional Materials filed with the SEC on September 21, 2021, September 27, 2021, September 29, 2021, September 30, 2021, October 1, 2021, October 4, 2021, October 5, 2021, October 6, 2021, October 7, 2021 and October 8, 2021.

Below is a copy of the Company’s Facebook page, https://www.facebook.com/Vote4NXTID:

Below is a copy of the Company’s LinkedIn page, https://www.linkedin.com/company/vote4nxtid/:

VOTE FOR NXT-ID

Vote "FOR" NXT-ID

Vote "FOR" NXT-ID! Avoid Nasdaq delisting; vote for reverse splits. Visit https://www.votefornxt-id.com.

Consumer Electronics

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Overview

Vote for NXT-ID! To avoid Nasdaq delisting, vote for reverse splits.

Your vote matters! Visit https://www.votefornxt-id.com or call: 888-742-1305. The deadline to vote is 11:59PM ET on October 14, 2021.

The Company's Board of Directors, along with third-party, independent research companies – Glass Lewis and ISS – unanimously recommended that NXT-ID shareholders vote "FOR" the proposed reverse split of NXT-ID's common stock and "FOR" the reverse split of its Series C Preferred Stock.

The reverse stock splits will enable the Company to regain compliance with Nasdaq's $1.00 minimum bid price requirement, and the Company must receive shareholder approval of the reverse stock split approvals to continue to be listed on this major stock exchange.

Time is short, and the need for your approval of the reverse stock split. Support our ability to attract and retain employees.

Website

https://www.votefornxt-id.com

Industry

Consumer Electronics

Company size

11-50 employees

Type

Public Company

Below is a copy of the Company’s Twitter page, https://twitter.com/Vote4NXTID:

VOTE FOR NXT-ID

#VOTE4NXTID

NXTID

Follow

Vote "FOR" NXT-ID

@Vote4NXTID

#Vote4NXTID! Avoid Nasdaq delisting; vote "FOR" both reverse stock splits. Visit votefornxt-id.com or call: 888-742-1305.

votefornxt-id.com Joined October 2021

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Tweets | Tweets & replies | Media | Likes

Vote "FOR" NXT-ID @Vote4NXTID · 15h

This is why your vote matters. Help #NXTID retain its Nasdaq listing. Learn how to vote: votefornxt-id.com #Vote4NXTID $NXTD

NXTID
PLEASE VOTE YOUR SHARES TODAY
TO PROTECT YOUR COMPANY FROM NASDAQ DELISTING
Visit www.voteFORnxt-id.com to learn how to vote TODAY
APPROVING EACH OF THE REVERSE STOCK SPLIT PROPOSALS MEANS:
Supporting ease of trading in our common stock
Protecting the long-term value opportunity for our stock
Continued listing on a major stock exchange and visibility to a broad range of investors and analysts
Continued easier access to capital to pursue growth strategy to develop new and innovative technologies
Supporting our ability to attract and onboard new employees
NOT APPROVING EACH OF THE REVERSE STOCK SPLIT PROPOSALS LEADS TO:
Delisting from Nasdaq as soon as October 18, 2021
Common Stock likely quoted on less efficient and less transparent over-the-counter markets with diminished trading volume
Potential less access to capital to fund new product development
Potential difficulty releasing new products and creating new revenue channels
Potential less investor and analyst interest in the Company
WE BELIEVE THE CHOICE IS CLEAR: VOTE "FOR" BOTH PROPOSALS TODAY: www.VoteFORnxt-id.com
NXTID

1

Below is a copy of the Release:

Nxt-ID Sends Letter to Shareholders Addressing Important Questions Ahead of Special Meeting

Urges Shareholders to Vote “FOR” Both Reverse Stock Split Proposals to Avoid Delisting from Nasdaq

CEO Also Shares Video Message Addressing Important Shareholder Questions

OXFORD, Conn., Oct. 11, 2021 /PRNewswire/ -- Nxt-ID, Inc. (NASDAQ: NXTD) (the “Company” or “NXT-ID”), a provider of technology products and services for healthcare applications, today shared a letter to NXT-ID shareholders from the Company’s Chief Executive Officer, Chia-Lin Simmons. The letter reminds shareholders to vote today “FOR” each of the reverse stock split proposals relating to NXT-ID’s common stock and Series C preferred stock, so that it can remain listed on Nasdaq.

“The reverse stock split process can be complex and difficult to understand, so we are answering several top-of-mind questions to help explain how the process works, and why these proposals are urgent and important,” said Ms. Simmons. “I encourage all of our shareholders to review our dedicated microsite intended to help educate and inform shareholders and urge all of you to vote FOR both proposals today.”

Ms. Simmons also shared a video message addressing several important shareholder questions. You can view this video on the Company’s microsite: www.voteFORnxt-id.com.

Shareholders are encouraged to review the attached letter and video message from Ms. Simmons, which can also be found on the Company’s microsite, www.voteFORnxt-id.com, and in the definitive additional materials relating to the Special Meeting recently filed by the Company with the Securities and Exchange Commission (“SEC”).

Additional Information

Shareholders as of the Special Meeting’s record date, September 16, 2021, will be entitled to vote at the Special Meeting. Shareholders are encouraged to read about the reverse stock split proposals in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the SEC on September 17, 2021 (the “Definitive Proxy Statement”). The Definitive Proxy Statement can also be found at www.voteFORnxt-id.com. Shareholders who have any questions or need assistance voting their shares should contact the Company’s proxy solicitor, Laurel Hill Advisory Group, LLC, at 888-742-1305.

Registered Holders

If your shares are registered directly in your name with NXT-ID’s transfer agent, VStock Transfer, LLC, you are considered the “stockholder of record” of those shares and the proxy statement for the Special Meeting is being sent directly to you by NXT-ID. Shareholders of record (that is, shareholders who hold their shares in their own name) can vote by mail, online, email, fax or in person at the Special Meeting by following the instructions provided on the proxy card.

If you choose to submit your proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

If you choose to submit a proxy by internet, go to http://www.vstocktransfer.com/proxy to complete an electronic proxy card. Have your proxy card in hand when you access the website and follow the instructions to cast a vote. Your internet proxy must be received by 11:59 p.m. Eastern Time on October 14, 2021 to be counted.

Beneficial Owners of Shares Held in Street Name

If your shares are held in “street name” (that is, in the name of a bank or broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet voting will also be offered to shareholders owning shares through most banks and brokers. If your shares are held with a brokerage firm or custodial bank, you are considered the “beneficial owner” of shares held in street name, and the proxy statement for the Special Meeting was mailed or emailed to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account.

However, holders of shares held in “street name” may not vote these shares in person at the Special Meeting unless such holders request and obtain a legal proxy from such bank, broker or other holder of record.

About Nxt-ID, Inc.

Nxt-ID, Inc. (NASDAQ: NXTD) provides technology products and services for healthcare applications. The Company has extensive experience in access control, biometric and behavior-metric identity verification, security and privacy, encryption and data protection, payments, miniaturization, sensor technologies and healthcare applications. Through its subsidiary, LogicMark LLC, NXT-ID is a manufacturer and distributor of non-monitored and monitored personal emergency response systems sold through dealers/distributors and the United States Department of Veterans Affairs. Learn more about NXT-ID at www.NXT-ID.com. For NXT-ID corporate information, contact: info@NXT-ID.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Forward-looking statements include statements herein with respect to the successful execution of the Company’s business strategy. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Such risks and uncertainties include, among other things, our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications necessary to develop products; the availability of financing; the Company’s ability to implement its long range business plan for various applications of its technology; the Company’s ability to enter into agreements with any necessary marketing and/or distribution partners; the impact of competition, the obtaining and maintenance of any necessary regulatory clearances applicable to applications of the Company’s technology; the Company’s ability to maintain its Nasdaq listing for its common stock; and management of growth and other risks and uncertainties that may be detailed from time to time in the Company’s reports filed with the SEC.

Investor / Media Contacts:

Jeremy Jacobs / Alan Oshiki
Abernathy MacGregor
jrj@abmac.com / aho@abmac.com

Proxy Contact:

Donna Ackerly
Laurel Hill Advisory Group
888-742-1305
NXT-id@laurelhill.com

Below is a copy of the updated Website information:

* * *

Note: Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).